                                                                   EXHIBIT 10.49

               AGREEMENT REGARDING CANCELLATION OF INDEBTEDNESS


     This Agreement Regarding Cancellation of Indebtedness ("Agreement") is made as of this 1st day of July, 1999 by and between Thomas V. Tilton ("Holder") and AMDL, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

     A. Holder is currently an employee of the Company. The Company and Holder acknowledge that as of the date of this Agreement, the Company is indebted to Holder in the amount of $153,869.31 (the "Indebtedness") for accrued wages due Holder by the Company.

     B. The Company and Holder are both parties to that certain Salary Continuation Agreement dated May 21, 1998 ("Salary Continuation Agreement") which entitled Holder to a severance package following a "Change in Control" of the Company and the occurrence of a "Termination Event" (as those terms are defined in the Salary Continuation Agreement).

     C. The Company and Holder are also both parties to that certain Agreement Relating to Salary Deferral dated July 1, 1998 ("Salary Deferral Agreement") pursuant to which Holder agreed to defer payment of a portion of his salary pending the receipt by the Company of additional financing.

     D. The Company and Holder now wish to cancel the Indebtedness and to terminate the Salary Continuation Agreement and the Salary Deferral Agreement in exchange for the consideration set forth herein.

                               A G R E E M E N T
                               - - - - - - - - -

     THEREFORE, the Company and Holder agree as follows:

     1.   Incorporation of Recitals.  The foregoing Recitals are herein
          -------------------------
incorporated by this reference.

     2    Cancellation of Indebtedness.  Holder hereby agrees to cancel and
          ----------------------------
extinguish the Indebtedness in exchange for the consideration set forth in
Section 4 of this Agreement (the "Consideration"). Holder further acknowledges and agrees that the payment of the Consideration shall constitute full satisfaction of $153,869.31 of the Indebtedness represented thereby and that the Corporation shall have no further obligation to repay same.

     3.   Termination of Agreements.  The Company and Holder hereby mutually
          -------------------------
agree to the termination of, and hereby mutually terminate, any and all agreements existing between them and any of them, including the Salary Continuation Agreement and the Salary Deferral

Agreement, including the termination and nonsurvival of all representations, warranties and covenants thereunder.

     4.   Consideration  In exchange for the cancellation of the Indebtedness
          -------------
pursuant to Section 2 of the Agreement and the termination of the Salary Continuation Agreement and the Salary Deferral Agreement pursuant to Section 3 of the Agreement, the Company shall deliver to the Holder the following consideration:

          (a)  Cash Consideration.  The Company shall pay the Holder $15,387 in
               -------------------
cash (the "Cash Consideration"). The Cash Consideration shall be payable in six installments of $2,564.50 each with the first payment to be made on the earlier of (i) the first business day following the date on which the Company receives Offering Proceeds of at least $250,000, or (ii) August 31, 1999. The remaining payments shall be made on or before the last day of each of the next five calendar months following August 31, 1999. For purposes of this Section 4(a), the term Offering Proceeds refers to the cash consideration received by the Company from the sale of 776,837 shares ("Shares") of Common Stock in the Company's private placement pursuant to Rule 504 under the Securities Act of 1933, as amended. The Shares were contracted for by the purchasers and were delivered into escrow on June 30, 1999.

          (b)  Warrant.  Upon the execution of this Agreement, the Company shall
               -------
issue to Holder a stock purchase warrant ("Warrant") to purchase up to 92,322 shares of Common Stock at an exercise price of $.68 per share, pursuant to the form of Warrant attached hereto as Exhibit A.

     5.   General Release.  The Company and Holder agree to execute and deliver
          ---------------
the General Release in the form attached hereto as Exhibit B.

     6.   Arbitration and Fees.  Any controversy or claim arising out of or
          --------------------
relating to this Agreement, or breach thereof, may be resolved by mutual agreement; or if not, shall be settled in accordance with the arbitration rules of the American Arbitration Association in Orange County, California. Any decision issued therefrom shall be binding upon the parties and shall be enforceable as a judgment in any court of competent jurisdiction. The prevailing party in such arbitration or other proceeding shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorneys' fees in such arbitration or other proceeding which may be determined by the arbitrator or other officer in such proceeding. If collection is required for any payment not made when due, the creditor shall collect statutory interest and the cost of collection, including attorney's fees whether or not court action is required for enforcement.

     7.   Miscellaneous.  This Agreement contains the entire agreement between
          -------------
Holder and the Company and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by all of the parties hereto. Any agreement or representation concerning the subject matter of this Agreement not set forth in this Agreement or a subsequent written agreement signed by all of the parties hereto is null and void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligation of either party to this Agreement may not be assigned by such party without the prior written consent of the other party. This Agreement may be executed in two or more counterparts, each signed by one of the parties and all of said counterparts together shall constitute one and the same instrument. The parties agree that facsimile signatures may be relied upon by each of the parties hereto as original signatures.

     IN WITNESS WHEREOF, the parties have executed this Agreement, the date first above written.

                              "The Company"

                              AMDL, INC.,
                              a Delaware corporation


                              By:______________________________
                                 Gary L. Dreher, President



                              "Holder"


                              By:______________________________
                                 Thomas V. Tilton

                                                                       EXHIBIT A

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     VOID AFTER 5:00 P.M., PACIFIC TIME ON JULY 1, 2004.



                            STOCK PURCHASE WARRANT
                            ----------------------


                          For the Purchase of 92,322
                    Shares of Common Stock, $.001 Par Value
                                      of
                                  AMDL, INC.
                            A Delaware Corporation


     THIS CERTIFIES THAT, for value received, Thomas V. Tilton (the "Holder"), as registered owner of this Stock Purchase Warrant ("Warrant"), is entitled to at any time or from time to time after July 1, 1999 and before 5:00 P.M., Pacific Time, July 1, 2004, but not thereafter, to subscribe for, purchase and receive 92,322 fully paid and nonassessable shares of the common stock, $.001 par value (the "Common Stock"), of AMDL, INC., a Delaware corporation (the "Company"), at a price equal to $.68 per share of the Common Stock (the "Exercise Price"), upon presentation and surrender of this Warrant and upon payment by cashier's check or wire transfer of the Exercise Price for such shares of the Common Stock to the Company at the principal office of the Company; provided, however, that upon the occurrence of any of the events specified in the Statement of Rights of Warrant Holder, a copy of which is attached as Annex I hereto and by this reference made a part hereof, the rights granted by this Warrant shall be adjusted as therein specified. Upon exercise of this Warrant, the form of election hereinafter provided for must be duly executed and the instructions for registration of the Common Stock acquired by such exercise must be completed. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Pacific Time, on July 1, 2004, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

     This Warrant may be exercised in accordance with its terms in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of shares of the Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

     In no event shall this Warrant (or the shares of the Common Stock issuable upon full or partial exercise hereof) be offered or sold except in conformity with the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 1st day of July, 1999.

                                AMDL, INC.


                                By:___________________________
                                      Gary L. Dreher, President

Form to be used to exercise Warrant:
-----------------------------------


TO:         AMDL, INC.                                DATE: __________________


        The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ___________ shares of the Common Stock of the Company called for thereby, and hereby makes payment by cashier's check of $___________ (at the rate of $______ per share of the Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the shares of the Common Stock as to which this Warrant is exercised in the name of:


                                     (Name)


                                   (Address)


                               (Taxpayer Number)

and if said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the balance remaining of such Warrants to the undersigned at the address stated below.


                      Name of Holder:__________________________________
                                      (Please Print)

                      Signature:_______________________________________

                                   ____________________________________
                                      (Address)

                      Signature Guaranteed:____________________________

        NOTICE: The signature to the form to exercise must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form to be used to transfer Warrant:
-----------------------------------


TO:         AMDL, INC.                                   DATE: _________________



        For value received, __________ hereby sells, assigns and transfers unto _______________________ said Warrant Certificate together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Secretary of AMDL, Inc. attorney, to transfer said Warrant Certificate on the books of the corporation, with full power of substitution in the premises.


                      Name of Holder:____________________________________
                                      (Please Print)

                      Signature:_________________________________________

                                   ______________________________________
                                      (Address)

                      Signature Guaranteed:______________________________


        NOTICE: The signature to the form to transfer must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                             ANNEX I TO AMDL, INC.
                   STOCK PURCHASE WARRANT DATED JULY 1, 1999

                     STATEMENT OF RIGHTS OF WARRANT HOLDER

        1.  Exercise of Warrant.  This Warrant may be exercised in whole or in
            -------------------
part at any time or from time to time after July 1, 1999 and before 5:00 p.m., Pacific Time, on July 1, 2004, by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by cashier's check or wire transfer of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

        2.  Rights of the Holder.  The Holder shall not, by virtue hereof, be
            --------------------
entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

        3.  Adjustment in Number of Shares.
            ------------------------------

            (A) Adjustment for Reclassifications.  In case at any time or from
                --------------------------------
time to time after July 1, 1999 ("the Issue Date") the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the Issue Date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period.

            (B) Adjustment for Reorganization, Consolidation, Merger. In case of
                ----------------------------------------------------
any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

        4.  Notices to Warrant Holders.  So long as this Warrant shall be
            --------------------------
outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

        5.  Officer's Certificate.  Whenever the Exercise Price shall be
            ---------------------
adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

        6.  Restrictions on Transfer.  The Holder of this Warrant, by acceptance
            ------------------------
thereof, agrees that, absent an effective notification under Regulation A or registration statement, in either case under the Securities Act of 1933 (the "Act"), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. Such Holder agrees that the Company may issue instructions to its transfer agent to place, or may itself place, a "stop order" on transfers with respect to the Warrant and Common Stock and that the certificates evidencing the Warrant and Common Stock which will be delivered to such Holder by the Company shall bear substantially the following legend:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

        Each Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Shares will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

        7.  Registration.
            -------------

            (a) Form S-8.  As soon as practicable after the Company becomes a
                --------
reporting company under the Securities Exchange Act of 1934, as amended, the Company shall use its best efforts to cause the shares of Common Stock underlying the Warrants to be registered under the Securities Act of 1933, as amended (the "Act"), by filing a Form S-8 Registration Statement covering the Warrants and the shares of Common Stock underlying the Warrants; provided, however, that Form S-8 is available for purposes of registering the Warrants and the underlying shares under the Act.

            (b) Piggyback Registration Rights.   If, at any time after July 1,
                -----------------------------
1999 and expiring July 1, 2004, the Company proposes to register any of its securities under the Act (except for registrations on Forms S-8 or S-4 or their equivalent), it will give written notice by registered mail, at least thirty
(30) days prior to the filing of each such registration statement, to Holder of its intention to do so. If Holder notifies the Company within twenty (20) days after receipt of any such notice of its desire to include any such shares of Common Stock issuable upon exercise of this

Warrant in such proposed registration statement, the Company shall afford Holder the opportunity to have any such shares of Common Stock registered under such registration statement at the Company's sole cost and expense. These rights may be exercised at any time on an unlimited number of occasions prior to July 1, 2004, subject to the absolute discretion of any underwriter of the Company's securities requesting that the shares of Common Stock held by the Holder not be sold for a period not to exceed 180 days from the effective date of the Company's initial underwritten public offering. If the underwriter believes that the total amount of securities sought to be registered by the Holder and any other holder of similar rights exceeds the amount of securities that the underwriter deems advisable to include in the offering, only the pro rata number of shares of Common Stock requested by the Holder with all other holders of shares of Common Stock requesting registration pursuant to piggyback registration rights, if any, shall be so registerable.

        8.  Loss or Mutilation.  Upon receipt by the Company of evidence
            ------------------
satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

        9.  Reservation of Common Stock.  The Company shall at all times reserve
            ---------------------------
and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

        10. Notices.  All notices and other communications from the Company to
            -------
the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

        11. Change; Waiver.  Neither this Warrant nor any term hereof may be
            --------------
changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        12. Law Governing.  This Warrant shall be construed and enforced in
            -------------
accordance with and governed by the laws of Delaware.

DATED:  July 1, 1999

                                AMDL, INC.
                                A Delaware Corporation


                                By:______________________________
                                      Gary L. Dreher, President

                                                                       EXHIBIT B

                                GENERAL RELEASE
                                ---------------


     WHEREAS, Thomas V. Tilton ("Releasor") and AMDL, INC., a Delaware corporation ("Releasee") have entered into that certain Agreement Regarding Cancellation of Indebtedness dated as of July 1, 1999 (the "Agreement");

     WHEREAS, pursuant to the Agreement, Releasee has agreed to General Release.

1.   Release.
     -------

     (a) For valuable consideration, receipt of which is hereby acknowledged, Releasor does hereby release, acquit and forever discharge Releasee and its shareholders, partners, principals, employees, agents, relatives, and successors and assigns (all of whom shall be included as a Releasee), from any and all claims, demands, actions, causes of action, damages, costs, or other claims whatsoever in law or equity, which Releasor may have against the Releasee. In so doing, Releasor releases, relinquishes, remises, waives forever, discharges, absolves, and quits the Releasee from each, every and all things, including by way of example, but not limitation each and every claim, action, cause of action whatsoever and all liabilities, debts, sums of money, controversies, indebtedness, breaches of contract, breaches of duty or any relationships, acts, omissions, promises, agreements, representations, damages and any demand of any type, nature, kind or description, whether in law or in equity, or otherwise, whether known or unknown, suspected or unsuspected, heretofore or now existing which could, might or may be claimed to exist from the beginning of time unto the date of these presents.

     (b) Releasor does hereby acknowledge and agree that it is Releasor's intention that this release shall be effective as a full and final accord and satisfaction and settlement of and as a bar to each and every claim, demand, debt, account, reckoning, liability, obligation, cost, expense, lien, action and cause of action, heretofore referred to and released, which Releasor has against Releasee. In connection with such waiver and relinquishment, Releasor acknowledges that Releasor is aware that Releasor or Releasor's attorney may hereafter discover facts different from or in addition to the facts which they or their attorney now know or believe to be true with respect to the subject matter of this release, but that it is Releasor's intention to fully, finally, absolutely and forever settle any and all claims, disputes and differences which to now exist or heretofore have existed between Releasor and Releasee, and that in furtherance of such intention the releases herein given shall be and remain in effect as a full and complete general release notwithstanding the discovery of any such different or additional facts. Therefore, Releasor acknowledges that Releasor is familiar with Section 1542 of the Civil Code of the State of California which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     (c) Releasor does hereby abandon, release, waive and relinquish all rights and benefits which Releasor may acquire under Section 1542 of the Civil Code of the State of California pertaining to the subject matter of this release.

2.   Consideration.
     -------------

     Concurrent with the execution hereof, Releasee shall pay to Releasor the other consideration set forth in the Agreement.


DATED:    July 1, 1999

                                    "Releasor"


                                    ___________________________________
                                         Thomas V. Tilton

                                    "Releasee"

                                    AMDL, INC.,
                                    a Delaware corporation


                                    By:________________________________
                                         Gary L. Dreher, President

                                      B-2